Supplement dated December 9, 2025
to the following statutory prospectus(es):
The BB&T Future Annuity, NEA Valuebuilder, BOA FPVUL, BOA TNG, BOA ChoiceLife FPVUL, NLIC Options Plus and NLIC Options Premier dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract or policy.
Effective December 31, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares	BNY Mellon Variable Investment Fund - Small Cap Portfolio: Initial Shares
PROS-1135